UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2014

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 8, 2014, Nordson Medical Corporation, a wholly owned subsidiary of Nordson Corporation ("Nordson Medical"), completed the previously announced acquisition of Avalon Laboratories Holding Corp. ("Avalon") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated August 1, 2014, by and among Nordson Medical, Avalon, Arriba Merger Corp., a wholly owned subsidiary of Nordson Medical ("Merger Sub"), American Capital Equity III, LP and, for the limited purposes set forth therein, Nordson Corporation. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into Avalon, with Avalon surviving the merger as a wholly owned subsidiary of Nordson Medical.

Pursuant to the Merger Agreement, Nordson Medical acquired Avalon on a cash-free and debt-free basis for an aggregate purchase price of $180 million (the "Purchase Price"). The Purchase Price is subject to certain adjustments, including a customary working capital adjustment. . Nordson funded the Purchase Price with borrowings under its Credit Agreement with PNC Bank, National Association, as administrative agent, PNC Capital Markets LLC, as lead arranger and bookrunner, and the various lenders from time to time party thereto, and with borrowings under its Credit Agreement with KeyBank National Association, as administrative agent, J.P. Morgan Securities LLC, The Bank of Tokyo-Mitsubishi UFJ, LTD., PNC Bank, National Association and RBS Citizens, NA, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as senior managing agent, and the various lenders from time to time party thereto.

Avalon is a leading designer and manufacturer of highly specialized catheters and medical tubing products for cardiology, pulmonology and related applications.

A copy of the press release, dated August 11, 2014, announcing the completion of the acquisition of Avalon, is attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 is the press dated August 4, 2014, announcing the Avalon acquisition.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Nordson Corporation dated August 11, 2014.

99.2 Press release of Nordson Corporation dated August 4, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

August 13, 2014	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Nordson Corporation dated August 11, 2014
99.2	Press release of Nordson Corporation dated August 4, 2014